                                                                   EXHIBIT 10.48


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                              DATED 11 OCTOBER 2000

                          -----------------------------






                           EVANS VACCINES LIMITED (1)

                                       AND

                              AVIRON UK LIMITED (2)







                          -----------------------------

                                    KNOW HOW
                                LICENCE AGREEMENT

                          -----------------------------







                               CMS CAMERON MCKENNA
                                   MITRE HOUSE
                              160 ALDERSGATE STREET
                                LONDON EC1A 4DD)

                              T +44(0)20 7367 3000
                              F +44(0)20 7367 2000

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
1.      Definitions And Interpretation.........................................2

2.      Licence................................................................6

3.      Payments...............................................................6

4.      Intellectual Property..................................................7

5.      Warranties and Liability...............................................7

6.      Confidentiality and Security...........................................8

7.      Inspections............................................................9

8.      Improvements...........................................................9

9.      Miscellaneous..........................................................9

10.     [***].................................................................11

11.     [***].................................................................11

THIS AGREEMENT is made the 11th day of October 2000

BETWEEN

(1) EVANS VACCINES LIMITED whose registered office is at Florey House, 4 Robert Robinson Avenue, The Oxford Science Park, Oxford OX4 4GA (the "LICENSOR"); and

(2) AVIRON UK LIMITED whose registered office is at Carmelite, 50 Victoria Embankment, London EC4V 0DX (the "LICENSEE").


RECITALS

(A) The Licensor is at the date of this Agreement the proprietor of the Evans Process Technology (as defined below).

(B) The Licensor has agreed to license to the Licensee its rights in the Evans Process Technology on the terms and subject to the conditions of this Agreement.

(C) The Licensee has agreed to make the Payments (as defined below) stated in this Agreement for a licence of the Evans Process Technology.

IT IS AGREED as follows:-

1.      DEFINITIONS AND INTERPRETATION

1.1 In this Agreement the following words and phrases shall have the following meanings unless the context requires otherwise:-

        "AGENCY" means any governmental body responsible for licensing of the Finished Product (as defined in the Shared Services Agreement) for commercial sale and the licensing of premises and facilities of the manufacturer.

        "AGREEMENT" means this agreement as varied from time to time in accordance with the provisions of this agreement.

        "ASSOCIATED COMPANIES" means in respect of any party, any company which at the relevant time is a Subsidiary of that party's ultimate Holding Company or any Subsidiary of such a subsidiary provided always that in the case of the Licensee any licensee or licensor of it in connection with the Vaccine shall be included in this definition of "Associated Company".

        "CAIV PRODUCT" means a live, attenuated intranasally deliverable cold-adapted influenza vaccine.

        "COMMENCEMENT DATE" means the date of this Agreement.


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        "COMPETENT AUTHORITY" means any local or national agency, authority, department, inspectorate, minister, ministry official, parliament or public or statutory person (whether autonomous or not) of or of any government of any country having jurisdiction over either any of the activities contemplated by this Agreement or the Parties, including the European Commission and the European Court of justice.

        "EVANS PROCESS TECHNOLOGY" means all Know-How, technology developed, owned, controlled or licensed (with the right to sub-license) by Evans pertaining to [***] or any other formulation of a product [***] which is not in the public domain or otherwise generally available to the public including any Improvements.

        "IMPROVEMENT" means any improvement, enhancement, derivative, work or other modifications to the Evans Process Technology or its method of manufacture which is made by Evans within 5 years from the date of this Agreement.

        "INTELLECTUAL PROPERTY" means patents, know-how, registered and unregistered trade marks and service marks (including any trade, brand or business names), domain names, registered designs, design rights, utility models, copyright (including all such rights in computer software, and any databases), moral rights and topography rights (in each case for the full period thereof and all extensions and renewals thereof), applications for any of the foregoing and the right to apply for any of the foregoing in any part of the world and any similar rights situated in any country;

        "INTERMEDIATE PRODUCT" means Monovalent Virus Harvest and/or NAF manufactured according to and conforming with the Specifications which is intended for use in the manufacture of the Vaccine.

        "KNOW HOW" means unpatented technical and other information which is not in the public domain, including information comprising or relating to concepts, discoveries, data, formulae, ideas, inventions, procedures for experiments and tests and results of experimentation and testing, including results of research or development process including any industrial information and techniques likely to assist in the manufacturing or processing of goods and materials.

        "MASTER DONOR STRAINS" means the live attenuated influenza strains derived by Dr Maassab and designated Type A/Ann Arbor/6/60 - H2N2 and Type B/Ann Arbor/ 1/66, exclusively licensed from the University of Michigan to the Licensee and which are used by the Licensee to produce Master Virus Seeds.

        "MASTER VIRUS SEEDS" means certain reassortants produced by the Licensee from the Master Donor Strains.

        "MONOVALENT VIRUS HARVEST" means each of the three virus strains to be incorporated in the Vaccine for a given flu season in bulk form.

        "NAF" means "Normal Allentoic Fluid" used as a dilutant in the Vaccine and/or any other materials used as a dilutant in the Vaccine.


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        "PARTIES" means the Licensor and the Licensee and "PARTY" shall mean either one of them.

        "RESTRICTED INFORMATION AND MATERIALS" means (i) Master Donor Strains, Master Virus Seeds, Manufacturing Working Virus Seeds, Monovalent Virus Harvest and NAF (the "STRAINS"); (ii) all Technical Information (together with the Strains, the "AVIRON RESTRICTED MATERIAL"); (iii) all information relating to the Discloser's (as defined below) business that is identified at the time of disclosure as confidential; and (iv) all information arising pursuant to this Agreement, and the amended and restated contract manufacturing agreement dated 7 June 1999 between the Licensor (as assignee of Medeva Pharma Limited ("MEDEVA")) (1) and Aviron (2), disclosed by one party to this Agreement (the "DISCLOSER") to the other or to any Agency or to any third party (in each case by one Party at the request of the other) (the "RECIPIENT") in connection with this Agreement, excluding any such information which:

        (a) is or was already known to the Recipient at the time of disclosure by the Discloser as evidenced by the written records of the Recipient; or

        (b) was at the time of such disclosure or communication by the Discloser or thereafter becomes or became published, accessible to the public or otherwise in the public domain other than through any act or omission of the Recipient; or

        (c) must be disclosed to government inspectors in the discharge of statutory obligations provided that before disclosure the Recipient shall use reasonable endeavours as it would in respect of its own Restricted Information and Materials to obtain from such government inspectors any assurances as regards confidentiality as may be afforded to such information in the circumstances; or

        (d) must be disclosed by the Recipient to the relevant Competent Authority in the course of applying for, obtaining or maintaining regulatory approval provided that before disclosure the Recipient shall use reasonable endeavours as it would in respect of its own Restricted Information and Materials to obtain from such Competent Authority any assurances as regards confidentiality as may be afforded to such information in the circumstances; or

        (e) is hereafter disclosed to the Recipient by a third party, who to the knowledge of the Recipient does not have any obligations of confidentiality to any third party or who has not, to the actual knowledge of the Recipient, derived it directly or indirectly from the Discloser provided that before disclosure the Recipient shall use reasonable endeavours as it would in respect of its own Restricted Information and Materials to obtain from such third party any assurances as regards confidentiality as may be afforded to such information in the circumstances; or

        (f) is required to be disclosed by law provided that before disclosure the Recipient shall use reasonable endeavours as it would in respect of its own Restricted Information and Materials to obtain any assurances from the recipient as regards confidentiality as may be afforded to such information in the circumstances.


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        "SHARED SERVICES AGREEMENT" means the shared services agreement dated on or about the date of this Agreement between the Parties.

        "SPECIFICATIONS" means requirements and specifications for the Intermediate Product and its manufacture as provided by the Licensee to the Licensor from time to time.

        "SUBSIDIARY" OR "HOLDING COMPANY" shall have the meaning ascribed to such expressions by Section 736 of the Companies Act 1985.

        "TECHNICAL INFORMATION" means all registration data, know-how, experience, formulation, manufacturing instructions, standard operating procedures, policies, instructions, standards, methods, test and trial results, manufacturing and formulation processes, hazard assessments, quality control standards, formulae, specifications, storage and data, samples, drawings, designs, description of packaging materials and all other relevant information relating to the Intermediate Product or its design, manufacture, formation, handling, storage, testing and use and/or Master Donor Strains and/or Master Virus Seeds.

        "TRANSACTION AGREEMENTS" shall have the meaning ascribed thereto in the Transfer Agreement.

        "TRANSFER AGREEMENT" means the agreement dated on or about the date of this Agreement between the Parties relating to certain employees of the Licensor.

        "VAT" means value added tax under the VATAct 1994 or any similar tax from time to time replacing it or performing a similar function.

        "VATA 1994" means the Value Added Tax Act 1994.

        "VACCINE" means the Licensee's CAIV Product.

1.2     In this Agreement:

        1.2.1 unless the context otherwise requires all references to a particular Clause or paragraph shall be a reference to that Clause or paragraph, in or to this Agreement as the same may be amended from time to time pursuant to this Agreement;

        1.2.2 the table of contents and headings are inserted for convenience only and shall be ignored in construing this Agreement;

        1.2.3 unless the contrary intention appears words importing the masculine gender shall include the feminine and vice versa and words in the singular include the plural and vice versa;

        1.2.4 unless the contrary intention appears words denoting persons shall include any individual, partnership, company, corporation, joint venture, trust, association,


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[***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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

               organisation or other entity, in each case whether or not having separate legal personality;

        1.2.5 reference to the words "include" or "including" are to be construed without limitation to the generality of the preceding words; and

        1.2.6 reference to any statute or regulation includes any modification or re-enactment of that statute or regulation.

2.      LICENCE

2.1 The Licensor hereby grants to the Licensee a worldwide, [***], irrevocable, sub-licenseable (solely as provided in Clause 2.2) [***] licence under Evans Process Technology to make, have made, use, import, offer for sale and sell CAIV Products and for the avoidance of doubt the Licensee may utilise those aspects of the Evans Process Technology that are in the public domain or otherwise generally available without any restrictions including, without limitation, to make, have made, use, import, offer for sale, sell and have sold products other than CAIV Products. If the Licensee is in any doubt as to whether or not a particular aspect of the Evans Process Technology is in the public domain, or otherwise generally available without any restrictions, it shall provide to the Licensor a [***] setting forth sufficient detail to allow the Licensor to [***] and the Licensor shall, within [***] of receipt of such [***], provide to the Licensee an [***]; provided that if the parties disagree whether or not a particular aspect of Evans Process Technology is in the public domain, the matter shall be [***] and, thereafter, if the matter is still unresolved, either Party may [***].

2.2 The Licensee shall have the right to grant sub-licences under the licence granted under Clause 2.1 above to its Associated Companies, contract manufacturers and the licensees of CAIV Products provided that any sub-licences granted pursuant to this Clause 2.2 shall be on such terms and conditions [***] as set out in [***] and the Licensee shall be [***] for the [***] of any sub-licensee of the licence.

2.3 As soon as reasonably practicable following the Commencement Date, the Licensor shall disclose, deliver and make fully available to the Licensee in the form reasonably requested by the Licensee, all of the Know How relating to the Evans Process Technology.

3.      PAYMENTS

3.1 The Licensee shall pay to the Licensor in consideration of the rights granted to the Licensee under this Agreement the aggregate sum of $34,250,000 payable in the following amounts and on the following dates (the "PAYMENTS"):-

        3.1.1  US$15,000,000 on the Commencement Date;

        3.1.2  US$3,850,000 on [***] 2001;


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        3.1.3  US$3,850,000 on [***] 2002;

        3.1.4  US$3,850,000 on [***] 2003;

        3.1.5  US$3,850,000 on [***] 2004; and

        3.1.6  US$3,850,000 on [***] 2005.

3.2 All payments to the Licensor under the terms of this Agreement are expressed to be [***] and the Licensee shall pay to the Licensor [***] on each Payment or other sum paid to it hereunder.

3.3 If any sum due for payment under this agreement is not paid on the due date the Licensee shall [***] for the time being.

3.4 The Parties hereby agree to notify Her Majesty's Inspector of Taxes of an election (no later than [***] after the Commencement Date) to the effect that [***] shall not apply to the acquisition and disposal of the Know-How in a form to be agreed between the parties (acting reasonably).

4.      INTELLECTUAL PROPERTY

4.1 The Licensor agrees and acknowledges that, save as specifically provided in this Agreement it has and shall have following the date of this Agreement no right or interest, whether legal, equitable or moral in any Intellectual Property relating directly to or arising from the Intermediate Product and for the avoidance of doubt, the Licensor hereby waives any such right or interest.

4.2 Nothing in this Agreement shall operate to transfer ownership of any right in the Evans Process Technology to the Licensee.

5.      WARRANTIES AND LIABILITY

5.1 Each of the Licensor and the Licensee warrants that it is able to enter into this Agreement and is not restricted by any provisions of any agreements of any nature which prevent it from carrying out this Agreement fully according to its terms.

5.2 The Licensor warrants that: (i) the Licensor has not licensed or assigned any interest in the Evans Process Technology to any third party that would prevent the Licensee's full enjoyment of its rights hereunder; (ii) the Licensor possesses sufficient right, title and interest in and to the Evans Process Technology as provided herein; and
        (iii) it has not received and is not aware that [***] has received any written notice that [***] infringes any third party intellectual property rights.

5.3 Subject to Clauses 5.5 and 5.6, the Licensee shall indemnify and keep indemnified and hold harmless the Licensor and its Associated Companies against any and all losses, damages, costs and expenses suffered or incurred by the Licensor as a direct result of any


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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

        [***] arising out of the use of the [***] by the Licensee and its Associated Companies under this Agreement provided that the Licensee shall have no obligation to indemnify the Licensor for any claims due to the Licensor's [***] of Know-How pursuant to Clause 2.3.

5.4 Subject to Clauses 5.5 and 5.6, the Licensor shall indemnify and keep indemnified and hold harmless the Licensee and its Associated Companies against any and all losses, damages, costs and expenses suffered or incurred by the Licensee as a direct result of any [***] based on [***].

5.5 Neither Party shall be liable to the other in contract, tort, negligence, breach of statutory duty or otherwise for any loss, damage, costs or expenses of any nature whatsoever incurred or suffered by the other of an [***] including any [***].

5.6 The provisions of this clause shall apply to any claim by [***] against the Licensee or the Licensor (as the case may be) in respect of a matter which has given rise to a claim pursuant to the indemnities given in Clauses 5.3 and 5.4 above (in each case a "RELEVANT CLAIM"). The Licensee or the Licensor (as the case may be) shall as soon as reasonably practical give written notice of the Relevant Claim and subject to the Licensor or the Licensee (as the case may be) acknowledging, in writing, its [***] to the Licensee for such Relevant Claim pursuant to Clause 5.3 or 5.4 (as the case may be) and the Licensee or the Licensor (as the case may be) being fully indemnified against any reasonable costs, liabilities and expenses thereby incurred:

        5.6.1  [***];

        5.6.2  [***];

        5.6.3  [***];

        5.6.4  [***];

        5.6.5  [***];

        5.6.6  [***]:

               (a)    [***];

               (b)    [***];

        Provided always that nothing in this Clause 5.6 shall require the Licensee to take any action which is reasonably likely to have a [***] on the [***] of the Licensee and its Associated Companies or Licensor and its Associated Companies (as the case may be).

6.      CONFIDENTIALITY AND SECURITY

6.1 The Recipient undertakes to keep confidential all Restricted Information and Materials received by it directly or indirectly from the Discloser or obtained by it pursuant to the


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.



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        performance of this Agreement and not to use such Restricted Information and Materials except as provided in this Agreement. The obligations set forth in this Clause 6.1 shall apply during the period of this Agreement and for a period of [***] after the termination of this Agreement.

6.2 The Recipient shall allow access to the Discloser's Restricted Information and Materials exclusively to those of its employees who have reasonable need to see and use it for the purposes of this Agreement and shall inform each of such employees of the confidential nature of the Restricted Information and Materials and of the obligations on the Recipient with respect to such Restricted Information and Materials and shall ensure that each of its employees having access to the Restricted Information and Materials is contractually bound by obligations of confidentiality and shall take such steps as may be necessary to enforce such obligations.

6.3 On the expiry or termination of this Agreement, the Recipient will return to the Discloser all Restricted Information and Materials of the Discloser in its possession and the Recipient shall, save in respect of the Aviron Restricted Material have the option to retain (1) copy, but shall not make any further use of that information save for record keeping purposes or in order to comply with regulatory requirements from time to time.

6.4 In this Clause 6 references to the Discloser or Recipient shall be deemed to include any Associated Companies of that party.

7.      INSPECTIONS

        The provisions of Clause 3 (Inspections) of the Shared Services Agreement shall apply to this Agreement as they apply to that Agreement.

8.      IMPROVEMENTS

        Any Improvement developed by [***] shall be owned by [***] and [***] shall own all intellectual property rights in the Improvement, provided always that in the event that [***] develops any Improvements directly as a result of the performance by [***] of the [***] (as defined in the [***]), [***] agrees to notify [***] of the existence of such Improvements and grants to [***] a [***] licence to use such Improvements on substantially the same terms of this Agreement.

9.      MISCELLANEOUS

9.1 The Licensor [***] assign [***] its rights or delegate [***] its obligations under this Agreement to its Associated Companies, provided that such assignee [***] and provided further that before such assignee [***]will procure that the benefit of this Agreement is re-assigned to [***] or (upon giving further written notice to [***]) to [***] (subject always to the foregoing provisions of this clause) [***] the prior written consent of [***], except as expressly provided herein.

9.2 The Licensee [***] assign the benefit of its rights or interest in this Agreement [***].


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.



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9.3     The validity, construction and interpretation of this Agreement and any determination of the performance which it requires shall be governed by [***]. All disputes between the Parties arising out of the circumstances and relationships contemplated by this Agreement including disputes relating to the validity, construction or interpretation of this Agreement, and including disputes relating to pre-contractual representations, which result in any action or proceeding shall be subject to the exclusive jurisdiction of the [***].

9.4 Save as expressly provided in this Agreement nothing herein takes away from the Parties or constitutes a waiver by any party of any of their rights or remedies under common law, statute or otherwise.

9.5 If the whole or any part of this Agreement is or becomes or is declared illegal, invalid or unenforceable for any reason (including both by reason of the provisions of any legislation and also by reason of any decision of any court or competent authority which either has jurisdiction over this Agreement or has jurisdiction over any of the Parties):

        9.5.1 (except as provided by Clause 9.6) in the case of the illegality invalidity or unenforceability of the whole of this Agreement, it shall terminate forthwith: or

        9.5.2 in the case of the illegality, invalidity or unenforceability of part of this Agreement, part shall be severed from this Agreement and that illegality, invalidity or unenforceability shall not in any way whatsoever prejudice or affect the remaining parts of this Agreement which shall continue in full force and effect.

9.6 This Agreement constitutes the entire agreement and understanding between the Parties and supersedes all prior oral or written understandings, arrangements, representations or agreements between them relating to the subject matter of this Agreement provided that this does not remove any right of action by either Party, in respect of any fraudulent misrepresentation, fraudulent concealment or other fraudulent action. No director, employee or agent of any Party is authorised to make any representation or warranty to any other Party not contained in this Agreement, and each Party acknowledges that it has not relied on any such oral or written representations or warranties.

9.7 All notices to be given pursuant to this Agreement shall be given in accordance with Clause 11 (Notices) of the Shared Services Agreement.

9.8 The activities of the Parties contemplated pursuant to this Agreement shall not constitute a partnership and neither party has the authority to bind the other Party in anyway except provided in this Agreement.

9.9 Each Party shall bear its own legal costs and other expenses incurred in the negotiation, preparation, execution and implementation of this Agreement.


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.



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

9.10 No announcement or circular or other publicity in connection with the subject matter of this Agreement (other than as permitted by this Agreement) shall be made by or on behalf of the Licensor and the Licensee without the approval of the other as to its content, form and manner of publication (such approval not to be unreasonably withheld or delayed) save that any announcement, circular or other publicity required to be made or issued by the Licensor or the Licensee pursuant to any legal or regulatory authority may be made or issued by the Licensor or the Licensee without such approval. The Parties shall consult together upon the form of any such announcement, circular or other publicity and the other party shall promptly provide such information and comment as the party issuing any such announcement, circular or other publicity may from time to time reasonably request.

9.11 The [***] remedy of the Licensee for a breach of this Agreement: shall be [***] and the Licensee shall [***] in any circumstances or at any time.

10.     [***]

        The Parties agree that the provisions of the [***] shall not apply to this Agreement.

11.     [***]

11.1 Notwithstanding anything contained in this Agreement, if any of the amounts payable by the Licensee to the Licensor are expressed to be [***] then [***] shall only be payable [***] if:

        11.1.1 [***] on such sums or amounts; and

        11.1.2 a proper [***] invoice is submitted to [***].

11.2 If [***] under this Agreement, in accordance with clause 11.1, or, notwithstanding clause 11.1, if (as applicable) no ruling under clause
        11.3 has been received to the effect that [***] in respect of any relevant amount by the date on which any [***] under this Agreement, then it shall be [***] on the date of this Agreement within 14 business days of the date of this Agreement and in any other case on the date on which [***].

11.3

        11.3.1 The Parties consider that the transactions detailed in the Transaction Agreements shall not together constitute a [***] or [***] for [***] purposes, and agree that the Licensor shall prepare a [***] to this effect. This [***] shall be sent first to [***] for approval (such approval not to be unreasonably withheld or delayed) and once approved shall be sent to [***].

        11.3.2 The Parties shall use their reasonable endeavours to ensure that the [***] is obtained on or before the date of this Agreement. If no [***] by the date of this Agreement the Parties should use their reasonable endeavours to ensure that within 5 business days of the date of this Agreement a letter is sent to [***]. The


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               [***] shall send a copy of any [***] to [***] and the [***] within 5 business days of receipt of it from Customs.

        11.3.3 If no such [***] has been obtained by the time that [***] and the [***] (as the case may be) are due to [***] which include a [***] they may notify [***] that they have [***] on a transfer of assets which has not been treated as [***].

11.4

        11.4.1 If [***] that any or all of the [***] which are being treated as [***] under this Agreement constitute a [***] or [***] or a [***]:

               (a) the [***], if it has not submitted a [***] on which it has accounted for the [***] on the date on which such [***], will forthwith issue [***] which has been [***] in which case the [***] will on the date of [***] as applicable the [***] detailed in the applicable [***]; or

               (b) the [***], if it has submitted a [***] on which the [***] has been accounted for, will make an [***] as appropriate for recovery of the applicable [***] from [***] and will account to [***] as appropriate on the date of such [***] and will issue at that date [***] which has been [***].

        11.4.2 For the avoidance of doubt any failure by [***] to comply with any conditions detailed in the [***] under which a [***] is made (such that [***] does not receive a [***] or only receives a [***] from [***]) will not affect the obligation of [***] to refund to [***] any [***] and for the purposes of clause 11.4.1
               (a) it shall be regarded as having [***] on the date on which it would have [***] were it not for such failure.

IN WITNESS WHEREOF the Parties have executed this document as an agreement the day and year first above written.



SIGNED by C.S.W.  Swingland        )              /s/ C.S.W. Swingland
for and on behalf of               )
EVANS VACCINES LIMITED             )



SIGNED by                          )              /s/ Fred Kurland
for and on behalf of               )
AVIRON UK LIMITED


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       12